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DEAR SHAREHOLDER:

     We are pleased to present the semi-annual report for The Italy Fund Inc. ("Fund"), for the period ended July 31, 1997. As of that date, the Fund's net asset value per share was $11.75, representing a 9.8% increase during the Fund's fiscal second quarter. This performance compares unfavorably with the 15.5% increase in the Banco Commerciale Index ("BCI Index"), (in U.S. Dollars) over the same period. The BCI Index is a widely followed Italian index that includes all the securities listed on the Milan Stock Exchange. However, since its inception in 1986, the Fund has consistently outperformed the BCI Index.

     For the six months ended July 31, 1997 the Fund returned -1.59%, which underperformed versus the Morgan Stanley Capital International Index-Italy of 6.75%. (The Morgan Stanley Capital International Index-Italy is comprised of 35 Italian stocks.) On July 31, 1997, total net assets in the Fund amounted to roughly $112 million.

INVESTMENT STRATEGY

     The Socialists' election victory in France in May was the catalyst for a significant improvement in our outlook for Italy's financial markets, since the country's chances for taking part in the European Monetary Union ("EMU") have substantially increased. As a result, the interest-rate spread between Italian and German bonds has narrowed to 100 basis points (1.00%) as of this report. As yields declined, a buoyant bond market aided Italy's stock market in June and July.

     The Fund outperformed the local Italian indexes by a wide margin last year, but the Fund has underperformed in its last two fiscal quarters because of the following three factors:

     First, we believe the diversification rule hurt the Fund's performance versus the BCI Index during its last fiscal quarter. As a diversified investment company, no more than 25% of the value of the Fund's total assets may be invested in positions of a single issuer that exceed 5% of the Fund's total assets. When three companies -- phone company Telecom Italia, the diversified energy company and now privatized Ente Nazionale Idrocarburi ("ENI") and Telecom Italia Mobile (Europe's largest cellular network provider) -- represent nearly 50 percent of each major Italian index and outperform the benchmark, the Fund finds it a challenge to perform better than the benchmark.

     In an attempt to overcome the diversification rule problem, the Directors of the Fund proposed that the Fund be converted to a non-diversified fund at its last shareholder meeting. Unfortunately, the proposed change, which would have required a fundamental change in Fund policy, required the approval of a larger number of shareholders than we were able to obtain. Yet those Fund shareholders who were contacted clearly favored the proposed change and we expect to try again next year. A significant number of country-specific funds like The Italy Fund are non-diversified because they have highly concentrated stock markets. Therefore, this proposed change to the Fund is not unusual.

     Second, after the Italian government decided that Telecom Italia (formerly
STET) savings shares (8.7% of the Fund's investments) would not be exchanged into ordinary shares, the discount widened sharply from an average of 23% to 41%. During the privatizations of Credito Italiano at the end of 1993 and Banca Commerciale Italiana in April 1994, the Dini and Ciampi governments did allow the conversion of savers into ordinary shares. Therefore, the current government's refusal was rather unexpected and was viewed unfavorably by many international institutional investors. Since January 31, 1997, STET savers advanced only 7.9%.

     Third, apparel and footwear retailer Fila's recent poor performance (which represented 1.6% of the Fund's investments as of July 31, 1997), also had a negative affect on Fund performance. The company's stock declined from a 12-month high of $107 per share on September 9, 1996, to a current low of $30. (The Fund's average cost per share during this time was $68.)
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     Because we anticipate the scheduled deregulation of Italy's electricity market to introduce fierce competition in the marketplace, we sold our positions in utilities Edison and SONDEL. Another factor that we think does not bode well for smaller independent electricity producers is ENEL's decision to stop buying the surplus power of private producers.

     During the reporting period, we added to our holdings in Pirelli (51% cables, 49% tires), because of the company's successful bet on the exciting business market for photonics, a branch of physics that deals with the properties and applications of photons, especially as a medium for transmitting information. We think Pirelli is well positioned to capitalize on the phenomenal rise in Internet usage because its technology can increase the capacity of existing fiber-optic systems.

     Moreover, we added to our holdings in insurer Assicurazioni Generali after its CEO outlined the company's objectives at its first-ever meeting with analysts, held on July 16, 1997. The current management team plans to lift Generali's return on equity from its previous 1996 level of 8.7% to 14% by the year 2000. Generali appears to be serious about enhancing shareholder value.

POLITICAL OVERVIEW

     The key political issue facing Italy today is whether Italian Premier Romano Prodi's coalition government can implement significant structural reforms and deficit-reduction measures despite the fragility and contradictions within the current political coalition. (Prodi is an economics professor with centrist views who was elected Italy's 55th postwar prime minister in April 1996.)

     Prodi's coalition government is by its very composition unwieldy -- a loose-knit group of small centrist parties and the Democratic Party of the Left known as the PDS (Partito Democratico della Sinistra), the former Italian Communist Party and now the country's largest single party. Moreover, Prodi faces quite a challenge in instituting reforms, because his government must rely on the votes of the Partito Della Rifondazione Comunista, an unrepentantly Marxist party not in the coalition.

     We believe the debate about Italy's public deficit in the coming months will probably be one of the most important factors for the stock market. The measures planned for 1998, which are scheduled to be passed September 30, 1997, could contribute to savings of 25 billion lire (or 1.2% of Gross Domestic Product) to the deficit. The measures for 1998 involve higher projected revenues and spending cuts that, if passed, would result in a government deficit of roughly 3% of Italy's Gross Domestic Product. To increase revenues, Italy plans to rely on the current Eurotassia (a.k.a. the Euro tax), a higher value added tax and more aggressive policies to reduce widespread tax evasion.

     In our view, however, spending cuts (especially those for social security programs) and reform of its welfare state are the most important factors if Italy is to be successful in reducing its deficit. The welfare talks scheduled to start at the end of August 1997 between the Prodi government, the unions, the employers' association and the Rifondazione Comunista will be challenging, to say the least. These welfare reform discussions seem crucial and will affect central bank interest rate policy and Italy's ability to satisfy conditions for entry into European Monetary Union ("EMU").

     To underscore the difficulties in reforming Italy's political system, consider the case of the bicamerale, a special 70-member parliamentary commission established earlier in the year to present a long-term solution for Italy's often fractious political system. Launched with much fanfare to update a constitution that has muddled along since 1948, the bicamerale's original mandate was to reform the Italian state, make government more efficient, suggest changes to electoral law and reform the judicial system. Instead, the special commission issued a series of recommendations that many critics believe would make the government even less efficient and actually impede significant constitutional reform.

                                       2
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ECONOMIC OVERVIEW

     Italy's economy continued to grow modestly during the period under review and inflation declined to a 1.6% annual rate year to year. However, because average wages in Italy have increased roughly 4% so far this year, we expect a slightly higher annual rate of inflation in the second half of 1997.

CONCLUSION

     We are pleased to report that Italy's stock market has finally set a new all-time record high, surpassing its previous record level of 1986. In addition, the astonishing success of ENI third tranche ($7.8 billion) is the best example that low Italian bond yields are forcing private savers to switch from safe T-bills towards stocks. We remain positive on the long-term prospects for Italy's stock market for the following reasons:

     -- As one of the worst-performing stock markets during the last ten years while many other world markets reached all-time highs, the argument for some type of catch-up for Italy's stock market has, in our view, grown even stronger.

     -- With the annual rate of inflation in Italy at about 1.6%, we believe interest rates have a bit more room to decline further.

     -- Italian mutual fund inflow trends remain encouraging. For example, in June the net inflows into Italian equity funds amounted to 2.9 trillion lire, while inflows into bond funds declined from previous months. Although international stock funds attracted the lion's share of assets, Italians became net buyers of their own shares. In addition, July was an even stronger month for net inflows into Italian stock funds.

     -- If the introduction of a new Italian tax system (IREP) is approved, we believe annual corporate profits could rise by roughly 10% to 15%.

     -- As many foreign investors do not own Italian company stocks, any renewed interest in the Italian equities market could have a very positive effect on stock prices.

     -- In our opinion, Italian stocks are relatively inexpensive. While corporate profits are estimated to rise 18% and 19% in 1997 and 1998 respectively, the Italian stock market is trading well below the valuation averages of U.S. and most other European markets.

     Short-term risks still exist, however, as political tensions with the Italian Communist Party are likely to materialize with respect to discussions on the next budget and pension reforms, planned for late August and September. Investors in the Italian stock market therefore need to maintain a long-term perspective, stay patient and remain committed to a disciplined investment plan.

     Finally, we have prepared an Italy Fund Profile that is available on a monthly basis. To order your free copy, please call (212) 816-6082 or e-mail us at Fund_Italy@smb.com.

     Thank you for your investment in The Italy Fund Inc. We look forward to continuing to help you pursue your financial goals.


Sincerely,



/s/ Heath B. McLendon       /s/ Mario d'Urso
Heath B. McLendon           Mario d'Urso
Chairman of the Board       President



/s/ Rein W. van der Does
Rein W. van der Does
Investment Officer


August 25, 1997

                                       3
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
                      THE ITALY FUND'S SECTORIAL STRUCTURE*
                            JULY 31, 1997 (unaudited)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                         Time Deposit              1.3%
                         Automotive                7.3%
                         Banking                   7.9%
                         Construction              2.5%
                         Consumer Products         6.1%
                         Energy                   16.2%
                         Engineering               2.0%
                         Food                      4.0%
                         Holding Companies         1.1%
                         Insurance                16.8%
                         Miscellaneous             1.9%
                         Telecommunications       26.4%
                         Textiles                  5.5%
                         Utilities                 1.0%


                          BCI INDEX SECTORIAL STRUCTURE
                            JULY 31, 1997 (unaudited)


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                         Automotive                7.9%
                         Banking                  19.6%
                         Construction              2.0%
                         Consumer Products         1.7%
                         Energy                   18.6%
                         Engineering               1.8%
                         Food                      1.8%
                         Insurance                14.2%
                         Miscellaneous             1.7%
                         Telecommunications       27.8%
                         Textiles                  2.5%
                         Utilities                 0.4%


*As a percentage of total investments.

                                       4
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THE ITALY FUND INC.
Schedule of Investments as of July 31, 1997 (unaudited)
================================================================================

    Shares         Security                                            Value
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS -- 98.7%
================================================================================
AUTOMOTIVE -- 7.3%
      145,000  Brembo S.p.A. ..................................      $ 1,589,962
    1,000,000  Pirelli S.p.A. .................................        2,724,152
    1,525,000  Sogefi S.p.A. ..................................        3,847,077
                                                                     -----------
                                                                       8,161,191
                                                                     -----------
BANKING -- 7.9%
      700,000  Banca Popolare di Milano. ......................        3,936,487
      500,000  Istituto Mobiliare
                 Italiano S.p.A. ..............................        4,834,938
                                                                     -----------
                                                                       8,771,425
                                                                     -----------
CONSTRUCTION -- 2.5%
      600,000  Unicem S.p.A di
                 Risp NC * ....................................        1,484,470
      900,000  Vianini Lavori S.p.A. ..........................        1,290,917
                                                                     -----------
                                                                       2,775,387
                                                                     -----------
CONSUMER  PRODUCTS -- 6.1%
      325,000  Arnoldo Mondadori
                 Editore S.p.A. ...............................        2,005,958
       50,000  Industrie Natuzzi
                 S.p.A. ADR ...................................        1,378,125
      500,000  La Rinascente S.p.A.
                  di Risp NC * ................................        1,429,608
      260,000  Recordati S.p.A. di
                 Risp NC * ....................................          954,821
    1,000,000  Seat S.p.A. # ..................................          358,030
    2,702,500  Seat S.p.A. di
                 Risp NC *# ...................................          632,884
                                                                     -----------
                                                                       6,759,426
                                                                     -----------
ENERGY -- 16.2%
    2,300,000  Ente Nazionale
                 Idrocarburi S.p.A. ...........................       13,552,895
      900,000  Saipem S.p.A. ..................................        4,551,863
                                                                     -----------
                                                                      18,104,758
                                                                     -----------


    Shares         Security                                            Value
--------------------------------------------------------------------------------
ENGINEERING -- 2.0%
      180,000  Danieli & Co. ..................................      $ 1,311,009
      266,750  Danieli & Co. di
                 Risp NC * ....................................          963,679
                                                                     -----------
                                                                       2,274,688
                                                                     -----------
FOOD -- 4.0%
      800,041  Finanziaria Autogrill
                 S.p.A. # .....................................        1,385,532
    2,212,000  Parmalat Finanziaria
                 S.p.A. .......................................        3,108,590
                                                                     -----------
                                                                       4,494,122
                                                                     -----------
HOLDING COMPANIES -- 1.1%
    2,700,000  Holding di
                 Partecipazioni S.p.A. # ......................        1,263,692
                                                                     -----------
INSURANCE -- 16.8%
      300,000  Alleanza Assicurazioni
                 S.p.A. .......................................        2,560,234
      200,000  Assicurazioni Generali
                 S.p.A. .......................................        4,068,090
    1,700,000  Banca Fideuram
                 S.p.A ........................................        5,553,286
    2,000,000  Instituto Nazionale
                 Delle Assicurazioni ..........................        2,928,980
      425,700  Riunione Adriatica di
                 Sicurta S.p.A. ...............................        3,609,452
                                                                     -----------
                                                                      18,720,042
                                                                     -----------
MISCELLANEOUS -- 1.9%
      200,000  Aeroporti di Roma
                 S.p.A # ......................................        1,622,102
      850,000  Europa Investimenti #+ .........................          237,198
       49,639  Quattrocentoduedue
                 Cat B #+ .....................................          304,746
                                                                     -----------
                                                                       2,164,046
                                                                     -----------

                       See Notes to Financial Statements.

                                        5
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THE ITALY FUND INC.
Schedule of Investments as of July 31, 1997 (unaudited)(continued)
================================================================================

    Shares         Security                                            Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 26.4%
    2,064,444  Telecom Italia S.p.A. ..........................      $12,949,513
    2,724,500  Telecom Italia S.p.A.
                 Risp NC* .....................................        9,775,811
    1,976,000  Telecom Italia
                 Mobile S.p.A. ................................        6,707,427
                                                                     -----------
                                                                      29,432,751
                                                                     -----------
TEXTILES -- 5.5%
      104,000  Benetton Group S.p.A. ..........................        1,570,781
       55,000  Fila Holding S.p.A.
                 ADR ..........................................        1,797,812
       45,000  Gucci Group N.V.--NY
                 Registered Shares ADR ........................        2,840,626
                                                                     -----------
                                                                       6,209,219
                                                                     -----------
UTILITIES -- 1.0%
      356,000  Italgas S.p.A. .................................        1,092,190
                                                                     -----------
               TOTAL COMMON
               STOCKS
               (Cost -- $88,100,935) ..........................      110,222,937
                                                                     -----------


      Face
    Amounts++      Security                                            Value
--------------------------------------------------------------------------------
================================================================================
TIME DEPOSIT -- 1.3%
================================================================================
2,500,000,000  Chase Manhattan Bank,
                 6.75% due 8/4/97
                 (Cost -- $1,397,780)                               $  1,395,284
                                                                    ------------
               TOTAL INVESTMENTS
               AT VALUE -- 100%
               (Cost -- $89,498,715+++)                             $111,618,221
                                                                    ============

----------
*    Risp NC -- Risparmio Non-Convertible (non-covertible savings shares).
#    Non-income producing security.
+    Restricted security (See Note 4).
++   Represents local currency.
+++  Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                                       6
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
THE ITALY FUND INC.

Statement of Assets and Liabilities
July 31, 1997 (unaudited)
=======================================================================================
ASSETS:
   Investments, at value (Cost--$89,498,715) ..........................   $ 111,618,221
   Foreign currency (Cost--$1,218,269) ................................       1,220,362
   Cash ...............................................................         101,796
   Dividends and interest receivable ..................................         142,132
                                                                          -------------
   TOTAL ASSETS .......................................................     113,082,511
                                                                          -------------

LIABILITIES:
   Payable for securities purchased ...................................       1,173,315
   Management fees payable ............................................          90,296
   Accrued expenses ...................................................         156,916
                                                                          -------------
   TOTAL LIABILITIES ..................................................       1,420,527
                                                                          -------------
TOTAL NET ASSETS ......................................................   $ 111,661,984
                                                                          =============

NET ASSETS:
   Par value of capital shares ........................................   $      95,031
   Capital paid in excess of par value ................................      94,936,689
   Undistributed net investment income ................................          56,768
   Accumulated net realized loss from security transactions ...........      (5,533,323)
   Net unrealized appreciation of investments and foreign currencies ..      22,106,819
                                                                          -------------

TOTAL NET ASSETS
   (Equivalent to $11.75 a share on 9,503,089 shares of $0.01 par value
     outstanding; 20,000,000 shares authorized) .......................   $ 111,661,984
                                                                          =============

                       See Notes to Financial Statements.

                                       7
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
THE ITALY FUND INC.

Statement of Operations
For the Six Months Ended July 31, 1997 (unaudited)
==============================================================================================
INVESTMENT INCOME:
   Dividends ..................................................................   $  2,277,288
   Interest ...................................................................        100,406
   Less: Foreign withholding tax ..............................................       (325,239)
                                                                                  ------------
   TOTAL INVESTMENT INCOME ....................................................      2,052,455
                                                                                  ------------

EXPENSES:
   Management fees (Note 2) ...................................................        499,835
   Directors' fees ............................................................         61,987
   Custody ....................................................................         51,681
   Audit and legal ............................................................         34,712
   Shareholder communications .................................................         24,795
   Shareholder and system servicing fees ......................................         23,555
   Other ......................................................................          3,661
                                                                                  ------------
   TOTAL EXPENSES .............................................................        700,226
                                                                                  ------------
NET INVESTMENT INCOME .........................................................      1,352,229
                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ..................      1,427,150
     Foreign currency transactions ............................................       (377,747)
                                                                                  ------------
   NET REALIZED GAIN ..........................................................      1,049,403
                                                                                  ------------
   Change in Net Unrealized Appreciation of Investments and Foreign Currencies:
     Beginning of period ......................................................     26,279,197
     End of period ............................................................     22,106,819
                                                                                  ------------
   DECREASE IN NET UNREALIZED APPRECIATION ....................................     (4,172,378)
                                                                                  ------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ................................     (3,122,975)
                                                                                  ------------
DECREASE IN NET ASSETS FROM OPERATIONS ........................................   $ (1,770,746)
                                                                                  ============

                       See Notes to Financial Statements.

                                       8
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THE ITALY FUND INC.

                                                                       Six Months
                                                                          Ended             Year
                                                                         7/31/97            Ended
Statements of Changes in Net Assets                                    (unaudited)         1/31/97
====================================================================================================
OPERATIONS:
   Net investment income ..........................................   $   1,352,229    $     944,515
   Net realized gain ..............................................       1,049,403          168,703
   Increase (decrease) in net unrealized appreciation .............      (4,172,378)      23,759,645
                                                                      -------------    -------------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............      (1,770,746)      24,872,863
                                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................................              --       (2,280,742)
                                                                      -------------    -------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ......              --       (2,280,742)
                                                                      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .................................      (1,770,746)      22,592,121

NET ASSETS:
   Beginning of period ............................................     113,432,730       90,840,609
                                                                      -------------    -------------
   END OF PERIOD* .................................................   $ 111,661,984    $ 113,432,730
                                                                      =============    =============
*Includes undistributed (overdistributed) net investment income of:   $      56,768    $    (917,714)
                                                                      =============    =============

                       See Notes to Financial Statements.

                                       9
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THE ITALY FUND INC.

Notes to Financial Statements (unaudited)
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     As of July 31, 1997, there were no open forward foreign currency contracts.

     2. MANAGEMENT AGREEMENT AND
        TRANSACTIONS WITH AFFILIATED PERSONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

                                       10
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THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
================================================================================

     3. SECURITIES TRANSACTIONS

     During the six months ended July 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $13,480,513
--------------------------------------------------------------------------------
Sales                                                                 7,919,070
================================================================================

     At July 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $28,260,700
Gross unrealized depreciation                                        (6,141,194)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $22,119,506
================================================================================


     4. SECURITIES VALUED BY THE FUND'S BOARD OF DIRECTORS

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:

                              Number of   Acquisition      7/31/97       Value Per   Percentage of
     Security                  Shares        Date        Fair Value        Unit        Net Assets      Cost
     --------                  ------        ----        ----------        ----        ----------      ----
Europa Investimenti .........  850,000        7/2/91       $237,198        $0.28         0.21%        $623,396
Quattrocentoduedue
   Cat B ....................   49,639       3/21/94        304,746         6.14         0.27          295,889
                                                           --------                      ----         --------
     Total ..................                              $541,944                      0.48%        $919,285
                                                           ========                      ====         ========


     5. CAPITAL LOSS CARRYFORWARDS

     At January 31, 1997, the Fund had, for Federal income tax purposes, approximately $6,960,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                                 2002             2004              2005
                                              ----------       ----------         --------
     Carryforward Amounts ............        $1,755,000       $5,027,000         $178,000
                                              ==========       ==========         ========

                                       11
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THE ITALY FUND INC.

Notes to Financial Statements (unaudited) (continued)
================================================================================

     6. CONCENTRATION OF RISK

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

                                       12
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THE ITALY FUND INC.

Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each period; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                  1997(1)          1997         1996          1995           1994(2)        1993
==================================================================================================================================
Net Asset Value, Beginning of Period .......      $11.94           $9.56         $9.82         $9.84           $8.43        $11.08
                                             -----------     -----------   -----------   -----------    ------------  ------------
Income (Loss) From Operations:
   Net investment income ...................        0.14            0.10          0.15          0.09            0.12          0.19
   Net realized and unrealized gain (loss) .       (0.33)           2.52         (0.39)         0.06            1.72         (2.84)
                                             -----------     -----------   -----------   -----------    ------------  ------------
Total Income (Loss) From Operations ........       (0.19)           2.62         (0.24)         0.15            1.84         (2.65)
                                             -----------     -----------   -----------   -----------    ------------  ------------
Dilution in NAV From Rights Offering .......          --              --            --            --           (0.32)           --
                                             -----------     -----------   -----------   -----------    ------------  ------------
Offering Expenses Charged to Paid-in Capital          --              --            --            --           (0.03)           --
                                             -----------     -----------   -----------   -----------    ------------  ------------
Less Distributions From:
   Net investment income ...................          --           (0.24)        (0.02)        (0.17)          (0.07)           --
   Capital .................................          --              --            --            --           (0.01)           --
                                             -----------     -----------   -----------   -----------    ------------  ------------
Total Distributions ........................          --           (0.24)        (0.02)        (0.17)          (0.08)           --
                                             -----------     -----------   -----------   -----------    ------------  ------------
Net Asset Value, End of Period .............      $11.75          $11.94         $9.56         $9.82           $9.84         $8.43
                                             ===========     ===========   ===========   ===========    ============  ============
Market Value, End of Period ................      $9.625         $10.000        $8.250        $8.750         $12.375        $8.875
                                             ===========     ===========   ===========   ===========    ============  ============
Total Return, Based on Market Value ........       (3.75)%++       24.49%        (5.51)%      (27.90)%       40.54%#         (6.58)%

                                             ===========     ===========   ===========   ===========    ============  ============
Total Return, Based on Net Asset Value .....       (1.59)%++       28.27%        (2.43)%       (3.68)%         33.04%       (24.64)%

                                             ===========     ===========   ===========   ===========    ============  ============
Net Assets, End of Period (000's) ..........    $111,662        $113,433       $90,841       $93,347         $93,518       $53,384
                                             ===========     ===========   ===========   ===========    ============  ============
Ratios to Average Net Assets:
   Net investment income ...................        2.55%+          0.97%         1.12%         0.85%           1.30%         2.04%
   Expenses(3) .............................        1.32+           1.42          1.42          1.69            1.69          1.70

Portfolio Turnover Rate ....................           8%             47%           58%           42%             46%           33%

Average commissions per share paid on
   equity transactions(4) ..................       $0.01           $0.01         $0.00**          --              --            --

------------
(1)  For the six months ended July 31, 1997 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
# The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
**   Amount represents less than $0.01.

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THE ITALY FUND INC.

Quarterly Results of Operations (unaudited)
================================================================================

                                                                                    Net Realized
                                                                                    and Unrealized            Net Increase
                                                                                    Gain (Loss) on           (Decrease) in
                                 Investment             Net Investment             Investments and             Net Assets
                                   Income                Income (Loss)            Foreign Currencies         From Operations
                             -------------------       -------------------        -------------------      --------------------
Quarter Ended                Total     Per Share       Total     Per Share        Total     Per Share      Total      Per Share
-------------                -----     ---------       -----     ---------        -----     ---------      -----      ---------
April 30, 1993 ......... $    208,399   $ 0.03    $    (22,200)    $0.00     $   (633,996)  $ (0.10)   $   4,646,508    $ 0.73
July 31, 1993 ..........    1,164,578     0.19         946,601      0.14         (673,685)    (0.10)       2,566,981      0.41
October 31, 1993 .......      231,050     0.04         (51,313)    (0.01)        (330,679)    (0.05)       1,139,682      0.17
January 31, 1994 .......      163,184     0.03        (104,964)    (0.01)      (1,350,029)    (0.21)       4,843,089      0.53
April 30, 1994 .........      262,201     0.03          37,867      0.01          376,390      0.04       21,587,589      2.27
July 31, 1994 ..........    1,568,187     0.17         933,702      0.10        2,317,766      0.24      (12,011,879)    (1.26)
October 31, 1994 .......      275,691     0.03          19,893      0.00          578,197      0.06       (6,426,246)    (0.68)
January 31, 1995 .......      396,171     0.04        (152,088)    (0.02)      (2,089,977)    (0.22)      (1,682,024)    (0.18)
April 30, 1995 .........      252,540     0.03         (74,178)    (0.01)      (1,556,369)    (0.16)      (6,441,384)    (0.68)
July 31, 1995 ..........    1,539,509     0.16       1,141,497      0.12       (1,724,100)    (0.18)       4,471,408      0.47
October 31, 1995 .......      287,963     0.03         (81,879)    (0.01)        (172,867)    (0.02)      (6,926,030)    (0.72)
January 31, 1996 .......      282,141     0.03         145,834      0.02         (210,636)    (0.02)       6,579,545      0.69
April 30, 1996 .........      176,114     0.02        (188,803)    (0.02)      (1,589,084)    (0.16)      (1,777,887)    (0.18)
July 31, 1996 ..........    1,944,252     0.20       1,539,905      0.16        2,953,107      0.31        4,493,012      0.47
October 31, 1996 .......       57,105     0.01        (336,620)    (0.04)       3,116,522      0.33        2,779,902      0.29
January 31, 1997 .......      144,366     0.02         (69,967)    (0.01)      19,447,803      2.05       19,377,836      2.04
April 30, 1997 .........      106,945     0.01        (238,794)    (0.03)     (11,469,551)    (1.21)     (11,708,345)    (1.24)
July 31, 1997 ..........    1,945,510     0.20       1,591,023      0.17        8,346,576      0.88        9,937,599      1.05

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THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), shareholders of the Fund whose shares are registered in their own name may elect to have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as agent under the Plan. Distributions with respect to shares registered in the name of shareholders, such as banks, brokers or nominees, which hold shares for others (that is, in "street name"), may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee. Investors who own Fund shares registered in the street name should consult their broker or nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or (ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, First Data is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

                                       15
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THE ITALY FUND INC.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

                                   ----------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

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THE ITALY FUND INC.

Additional Information (unaudited)
================================================================================

     On May 14, 1997, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund the election of Paolo M. Cucchi and Mario d'Urso as Directors; and

     2. To approve or disapprove the selection of KMPG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     3. To approve or disapprove the changing of the Fund's subclassification from a diversified to a non-diversified investment company under the Investment Company Act of 1940, as amended.

     The results of the vote on Proposal 1 were as follows:

                                                                  % OF             VOTES               % OF
DIRECTORS                                    VOTES FOR        SHARES VOTED        AGAINST          SHARES VOTED
===============================================================================================================
Paolo M. Cucchi                           7,244,553.823         97.54%          182,573.242           2.46%
Mario d'Urso                              7,247,793.662         97.59           179,333.403           2.41
===============================================================================================================

     The results of the vote on Proposal 2 were as follows:

                           % OF                VOTES             %OF               VOTES                %OF
VOTES FOR               SHARES VOTED          AGAINST        SHARES VOTED         ABSTAINED        SHARES VOTED
===========================================================================================================================
7,328,972.540             98.68%            61,707.578         0.84%             36,446.947            0.48%
===========================================================================================================================

The following directors, representing the balance of the Board of Directors, continue to serve as Directors: Dr. Paul R. Hardin, Alesandro C. di Montezemolo, George M. Pavia, and Heath B. McLendon.

     The results of the vote on Proposal 3 were as follows:

                                      % OF                                                          % OF
VOTES FOR                       OUTSTANDING SHARES               VOTES AGAINST*                OUTSTANDING SHARES
===========================================================================================================================
3,712,919.602                        39.07%                       3,490,745.131                    36.73%
===========================================================================================================================

* Includes 3,082,820 broker non-votes and 127,516.373 abstentions which have the effect of "no" votes for purposes of obtaining approval of the proposal.

Proposal 3 failed because an insufficient number of the outstanding shares voted in favor of the proposal.

                                       17
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                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT MANAGER AND                                 OFFICERS
ADMINISTRATOR
                                                 Heath B. McLendon
Smith Barney Mutual Funds Management Inc.           Chairman of the Board
388 Greenwich Street
New York, New York 10013                         Mario d'Urso
                                                    President

ADVISORY BOARD                                   Lewis E. Daidone
                                                    Senior Vice President
Andrea Farace                                       and Treasurer
Pierre Henchoz
Ing. Dott. Ettore Lolli                          Rein W. van der Does
Dott. Pietro Manes                                  Investment Officer

                                                 Irving P. David
DIRECTORS                                           Controller

Heath B. McLendon                                Christina T. Sydor
Paolo M. Cucchi                                     Secretary
Alesandro C. di Montezemolo
Dr. Paul R. Hardin
George M. Pavia
Mario d'Urso

--------------------------------------------------------------------------------

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                                                             THE ITALY FUND INC.

====================================================================  ITA [LOGO]

--------------------------------------------------------------------------------

This report is sent to the shareholders of The Italy Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

--------------------------------------------------------------------------------

                              THE ITALY FUND INC.

                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-4605

                                  FD01012 9/97


                                                       Semi-Annual
                                                       Report
                                                       July 31, 1997